Exhibit 10.5

Sklar Williams

            PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

(702) 360-6000 • Fax: (702) 360-0000

ELECTRONICALLY SERVED
7/11/2025 10:36 AM	Electronically Filed 07/11/2025 10:35 AM CLERK OF THE COURT

ORDR

Stephen R. Hackett, Esq.

Nevada Bar No.: 5010

David B. Barney, Esq.

Nevada Bar No.: 14681

SKLAR WILLIAMS PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

Telephone:	(702) 360-6000
Facsimile:	(702) 360-0000
Email:	shackett@sklar-law.com

dbarney@sklar-law.com

Attorneys for Plaintiff and Counter-defendants Lawrence Garcia and Michael Goossen

DISTRICT COURT

CLARK COUNTY, NEVADA

AMERIGUARD SECURITY SERVICES, INC., a Nevada corporation; LAWRENCE GARCIA, an individual,

Plaintiffs,

vs.

DOUGLAS ANDERSON, an individual; RUSSEL HONORE, an individual; DOES 1 through 10, inclusive; and ROE ENTITIES I through X, inclusive,

Defendants.

Case No.: A-25-921392-B

Dept. No.: 9

FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER DENYING COUNTERCLAIMANTS’ APPLICATION FOR TEMPORARY RESTRAINING ORDER, SCHEDULING SUPPLEMTAL BRIEFING AND SETTING EVIDENTIARY HEARING ON COUTERCLAIMANTS’ MOTION FOR PRELIMINARY INJUNCTION

AMERIGUARD SECURITY SERVICES, INC. (NEVADA), DOUGLAS ANDERSON, and GEN. RUSSEL HONORE

Counterclaimants,

vs.

LAWRENCE D. GARCIA, an individual, WILHELM CASHEN, an individual, TERRENCE SLATIC, an individual, and MICHAEL GOOSSEN, an individual,

Counterdefendants.

Hearing Date: July 2, 2025 Hearing Time: 1:30 p.m.

Case Number: A-25-921392-B

1

Sklar Williams

            PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

(702) 360-6000 • Fax: (702) 360-0000

This matter came before the Court for hearing on an Order Shortening Time, on July 2, 2025, on Counterclaimants’ Application for Temporary Restraining Order and Motion for Preliminary Injunction (hereinafter, the “Motion”). Appearing on behalf of the Counterclaimants were their counsel of record, David Koch, Esq. of King Scow Koch Durham LLC, and Barak Cohen, Esq. of Perkins Coie LLP. Appearing on behalf of Plaintiff and Counter-defendants Lawrence Garcia and Michael Goossen were their counsel of record, Stephen R. Hackett, Esq. and David B. Barney, Esq., of Sklar Williams PLLC. Adam R. Fulton, Esq., of Jennings & Fulton LTD., appeared on behalf of Plaintiff Ameriguard Security Services, Inc. (“AGSS”).

The Court, having considered the Motion, the Opposition filed by Garcia and Goossen, as well as all of the papers and pleadings on file in this action and having heard and considered the arguments of counsel, and now being fully advised in the premises and good cause appearing, hereby makes the following findings of fact, conclusions of law, and orders in accordance with NRCP 52(a)(2):

FINDINGS OF FACT

1.            AGSS is a publicly traded Nevada corporation.

2.            In early June 2025, AGSS’s Board of Directors (the “Board”) had three members, including Plaintiff/Counter-defendant Lawrence Garcia (“Garcia”), and Defendants/Counterclaimants Douglas Anderson (“Anderson”) and General Russel Honore (“Honore”). Garcia was also the company’s CEO.

3.            On or about June 12, 2025, Anderson and Honore notified Garcia that they, in their capacities as members of the AGSS Audit Committee, had removed Garcia as the company’s CEO and appointed Anderson to take his place as Interim CEO.

4.            On June 16, 2025, Garcia, in his alleged capacity as the majority shareholder of AGSS holding more than 2/3 of the company’s stock, executed a Written Action of the Stockholders of AGSS, which removed Douglas and Honore from the Board pursuant to NRS 78.335(1) and Section 3.6 of the Amended and Restated By-laws of AGSS (“the Bylaws”).

2

Sklar Williams

            PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

(702) 360-6000 • Fax: (702) 360-0000

5.            On the same day, Garcia filled the Board vacancies left by Anderson and Honore, by appointing to the Board Terry Slatic (“Slatic”) and Wilhelm Cashen (“Cashen”), who are named as Counter-defendants in this matter but have not yet appeared. Garcia also appointed Slatic and Cashen to replace Anderson and Honore as members of the AGSS Audit Committee pursuant to NRS 78.335(5) and Section 3.2 of the Bylaws.

6.            Also on June 16, 2025, Garcia, Slatic, and Cashen, acting as the Board, removed Anderson as the company’s Interim CEO and reappointed Garcia as CEO pursuant to NRS 78.130 and Sections 4.4 and 4.6 of the Bylaws.

7.            On June 26, 2025, Counterclaimants filed the instant Motion on Shortened Time, requesting that the Court grant a Temporary Restraining Order (“TRO”) and Preliminary Injunction, prohibiting the removal of Anderson and Honore from the Board and prohibiting the reinstitution of Garcia as the CEO of AGSS, among other relief.

8.            On July 2, 2025, the Court held a hearing on the Motion for TRO on Shortened Time.

CONCLUSIONS OF LAW

9.            NRCP 65 provides the requirements for obtaining a temporary restraining order and preliminary injunction in Nevada. To obtain a TRO or preliminary injunction, a party must show (1) that the nonmoving party’s conduct, if allowed to continue, will cause irreparable harm for which compensatory relief is inadequate, and (2) that it is reasonably likely to succeed on the merits of its claim. Finkel v. Cashman Prof’l, 128 Nev. 68, 72, 270 P.3d 1259, 1262 (2012). In determining whether injunctive relief is appropriate, courts also consider the relative hardships of the parties if the injunction is granted or not, and the public interest. See Univ. and Cmty. Coll. Sys. of Nev. v. Nevadans for Sound Gov’t, 120 Nev. 712, 721, 100 P.3d 179, 187 (2004).

10.           Based on the evidence in front of the Court, the Court finds there is not a sufficient basis to grant the requested TRO. The Court’s decision is based on the current evidence in front of it, including a copy of the VStock Transfer Certified Shareholder List identifying Garcia as the holder of 70,179,413 shares, or 82.643% of the issued and outstanding stock of AGSS, as of June 16, 2025, and the Form 10-K’s attached to the Opposition, each of which show Garcia as the owner of more than two-thirds (2/3) of the issued and outstanding stock in AGSS. There was no evidence presented prior to or at the time of the hearing to demonstrate otherwise.

3

Sklar Williams

            PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

(702) 360-6000 • Fax: (702) 360-0000

11.          During the hearing, however, Counterclaimants argued that they have evidence to show that Garcia holds less than two-thirds (2/3) of the issued and outstanding stock of AGSS.

12.          Based on the Counterclaimants’ representations that they have evidence to show Garcia may in fact not be a two-thirds (2/3) majority stockholder of AGSS, the Court orders supplemental briefing in advance of an evidentiary hearing on Counterclaimants’ Motion for Preliminary Injunction.

13.          Any of the Court’s findings of fact set forth herein is to be considered a conclusion of law, and any of the Court’s conclusions of law set forth herein is to be considered a finding of fact, as may be necessary or appropriate to carry out the Court’s Orders as set forth herein.

ORDER

In accordance with the above,

IT IS HEREBY ORDERED that Counterclaimants’ Application for Temporary Restraining Order is DENIED, without prejudice;

IT IS FURTHER ORDERED that the Counterclaimants shall have until and including July 11, 2025, to file a supplemental brief in support of their Motion for Preliminary Injunction, and Plaintiff and Counter-defendants Lawrence Garcia and Michael Goossen shall have until and including July 23, 2025, to file a supplemental brief in opposition to the Motion for Preliminary Injunction;

/ / /

/ / /

/ / /

4

Sklar Williams

            PLLC

410 South Rampart Boulevard, Suite 350

Las Vegas, Nevada 89145

(702) 360-6000 • Fax: (702) 360-0000

IT IS FURTHER ORDERED that an evidentiary hearing is hereby SET on Counterclaimants’ Motion for Preliminary Injunction, at the hour of 1:30 p.m. on July 29, 2025. All evidence to be relied upon at such hearing, including a list of potential witnesses and any documentary evidence, including all documents to be introduced as exhibits or relied upon, shall be submitted at the time of submission of each party’s respective supplemental briefs.

IT IS SO ORDERED.	Dated this 11th day of July, 2025

64A 135 4AEE 0746
Maria Gall
District Court Judge
Respectfully submitted by:	Approved as to form and content:

SKLAR WILLIAMS PLLC	PERKINS COIE LLP

/s/ David B. Barney	/s/ Barak Cohen
Stephen R. Hackett, Esq.	Barak Cohen, Esq.
Nevada Bar No. 5010	700 Thirteenth Street, N.W., Suite 800
David B. Barney, Esq.	Washington, D.C. 20005-3960
Nevada Bar No. 14681
410 South Rampart Boulevard, Suite 350	KING SCOW KOCH DURHAM LLC
Las Vegas, Nevada 89145	David Koch, Esq.
Nevada Bar No. 8830
Attorneys for Plaintiff and Counter-defendants Lawrence Garcia and Michael Goossen	11500 S. Eastern Avenue, Suite 210 Las Vegas, NV 89052

Approved as to form and content: JENNINGS & FULTON LTD.	Attorneys for Defendants/Counterclaimants Douglas Anderson, Gen. Russel Honore, and Ameriguard Security Services, Inc. (Nevada)

/s/ Logan Willson
Adam R. Fulton, Esq.
Nevada Bar No. 11572
Logan Willson, Esq.
Nevada Bar No. 14967
2580 Sorrel St.
Las Vegas, NV 89146

Attorneys for Plaintiff
Ameriguard Security Services, Inc.

5

CSERV

DISTRICT COURT

CLARK COUNTY, NEVADA

Lawrence Garcia, Plaintiff(s)	CASE NO: A-25-921392-B

vs.	DEPT. NO. Department 9

Douglas Anderson, Defendant(s)

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court’s electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/11/2025

David Koch	dkoch@kskdlaw.com

Adam Fulton	afulton@jfnvlaw.com

Stephen Hackett	shackett@sklar-law.com

Norma Richter	nrichter@jfnvlaw.com

Andrea Eshenbaugh	andrea@kskdlaw.com

Barak Cohen	BCohen@perkinscoie.com

Daniel Scow	dscow@kskdlaw.com

Amanda Brandon	abrandon@sklar-law.com

David Barney	dbarney@sklar-law.com

Logan Willson	Logan@jfnvlaw.com

Jessica Uriostegui	juriostegui@sklar-law.com

April Allen	aallen@kskdlaw.com

Mackenzie Soderberg	msoderberg@kskdlaw.com

Tommy Tobin	TTobin@perkinscoie.com

Amber Lasby	Amber@jfnvlaw.com